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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Kaydon Corporation:


     As independent public accountants, we hereby consent to the incorporation of our report, dated June 11, 1999, included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement Number 33-48762.





ARTHUR ANDERSEN LLP
Grand Rapids, Michigan,
June 28, 1999.


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